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                                                             EXHIBIT 23(P)

                    CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this Registration Statement on Form S-4 Amendment No. 1 of our report dated April 21, 1998, related to the financial statements of Paul E. Carlson, Inc. (d/b/a Carlson Equipment Company). We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                          McGLADREY & PULLEN, LLP

St. Paul, Minnesota

December 16, 1998